                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   ----------


       Date of Report (Date of earliest event reported): DECEMBER 16, 1998



                             SUMMIT PROPERTIES INC.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)


          MARYLAND                       1-12792                56-1857807
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (IRS employer
      of incorporation)                                     identification no.)


             212 SOUTH TRYON STREET, SUITE 500, CHARLOTTE, NC 28281
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (704) 334-9905
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        Summit Properties Partnership, L.P., a Delaware limited partnership (the "Partnership"), is the entity through which Summit Properties Inc., a Maryland corporation (together with the Partnership, "Summit Properties") conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. On December 16, 1998, Summit Properties (i) sold five communities (the " Sold Communities") to Hollow Creek, L.L.C., a newly-formed North Carolina limited liability company, and (ii) contributed two communities (together with the Sold Communities, the "Communities") to Station Hill, L.L.C., a newly-formed North Carolina limited liability company (the "LLC"), for a total sales price of approximately $90 million. On the same date, Hollow Creek, L.L.C. contributed the Sold Communities to the LLC. The LLC is a joint venture limited liability company, the membership of which is comprised of Summit Properties and a wholly owned subsidiary of a major financial services company (the "Joint Venture Member"). The disposition was effected pursuant to a Real Estate Sale Agreement dated November 20, 1998 between the Partnership and the Joint Venture Member and pursuant to the Operating Agreement of the LLC, also dated November 20, 1998. Proceeds from the sale will be used to pay down Summit Properties' unsecured line of credit and fund its ongoing development efforts.

        Summit Properties' net cash contribution to the LLC (approximately $5 million) represents a 25 percent equity interest in the LLC. In addition, Summit Properties is the managing member of the LLC and will also retain management of the Communities through a management agreement with the LLC. The cash flow of the LLC will be distributed pro rata to each member based on its equity contribution until certain economic benchmarks are achieved, at which point Summit Properties will receive an escalated portion of the cash flow and residual interest. The LLC has obtained five separate mortgages totaling $70,150,000 from Fannie Mae. These mortgages have a ten-year maturity and a 6.70% interest rate.

        The Communities involved in the transaction were Summit Green in Charlotte, North Carolina, Summit Hollow I and II in Charlotte, North Carolina, Summit Creek in Charlotte, North Carolina, Summit Hill I and II in Raleigh, North Carolina and Summit Station in Tampa, Florida. In total, these Communities include 1,433 apartment homes, translating into an average sales price of approximately $63,000 per home.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements under Rule 3-14 of Regulation S-X

                Not Applicable

        (b)     Pro Forma Financial Information

                    Summit Properties Inc.

                    Pro Forma Condensed Combined Balance Sheet as of September 30, 1998 (Unaudited)

                    Pro Forma Condensed Combined Statement of Earnings for the Nine Months Ended September 30, 1998 (Unaudited)

                    Pro Forma Condensed Combined Statement of Earnings for the Year Ended December 31, 1997 (Unaudited)

        (c)     Exhibits:

                 2.1 Real Estate Sale Agreement dated November 20, 1998 Between Summit Properties Partnership, L.P. and Hollow Creek, L.L.C. Exhibits to this Agreement which have been omitted shall be supplementally furnished to the Commission upon request. (Incorporated by reference to Exhibit 2.1 of Summit Properties Partnership, L.P.'s Current Report on Form 8-K filed on December 18, 1998, File No. 0-22411)

                10.1 Operating Agreement dated November 20, 1998 Between Summit Properties Partnership, L.P., Hollow Creek, L.L.C. and Station Hill L.L.C. Exhibits to this Agreement which have been omitted shall be supplementally furnished to the Commission upon request. (Incorporated by reference to Exhibit 10.1 of Summit Properties Partnership, L.P.'s Current Report on Form 8-K filed on December 18, 1998, File No. 0-22411)

                             SUMMIT PROPERTIES INC.
                   BASIS OF PRESENTATION TO PROFORMA CONDENSED
                             COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998



The Pro Forma Condensed Combined Balance Sheet gives effect to (i) the sale of five communities to Hollow Creek LLC (which were concurrently contributed by Hollow Creek LLC to Station Hill LLC) and the concurrent contribution of two communities to Station Hill LLC, in which the Company maintains a 25% ownership interest (the "Joint Venture Disposition"), (ii) the acquisition of a portfolio of multifamily properties in Texas (the "Ewing Acquisition") through a merger with Ewing Industries Inc. and affiliates thereof ("Ewing Industries") on November 4, 1998 and (iii) the sale of communities formerly known as Summit Springs and Summit Old Town. The Ewing Acquisition was funded through (i) the issuance to Ewing Industries of 489,622 shares of common stock ("Shares") of Summit Properties Inc. (the "Company") and 141,921 units of limited partnership interest ("Units") of Summit Properties Partnership, L.P.(the "Operating Partnership") with the Shares and Units valued at the Company's approximate market value of $18.00 on the consummation date, (ii) the assumption of $79.9 million of debt, and (iii) the payment of $50.6 million in cash. In addition, the Company has committed to issue 519,365 Shares as a deposit for a property currently in lease-up, with respect to which payment of the final consideration is contingent upon the property reaching stabilization (the "Contingent Property"). The current estimate of additional consideration to be paid at such time is (i) 1,030,009 Shares of common stock and 36,629 Units (each Share and Unit valued at $18.00) and (ii) cash in the amount of $1,314,144. The Joint Venture Disposition, the Ewing Acquisition, excluding the Contingent Property and the sale of Summit Springs and Summit Old Town have been presented as if the transactions had occurred on September 30, 1998. The Pro Forma Condensed Combined Balance Sheet gives effect to the Ewing Acquisition under the purchase method of accounting in accordance with Accounting Principles Board Opinion No.
16. In the opinion of management, all significant adjustments necessary to reflect the effects of the Joint Venture Disposition and the Ewing Acquisition have been made.

The Pro Forma Condensed Combined Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual combined financial position resulting from the Joint Venture Disposition, the Ewing Acquisition and the Company at September 30, 1998 would be, nor does it purport to represent the future combined financial position of Ewing Industries and the Company. This Pro Forma Condensed Combined Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the historical financial statements and notes thereto of the Company as included in the Form 10-K for the year ended December 31, 1997 and the Company's Form 10-Q for the nine months ended September 30, 1998.

SUMMIT PROPERTIES INC.
PRO FORMA CONDENSED COMBINED BALANCE SHEET
SEPTEMBER 30, 1998
(DOLLARS IN THOUSANDS)
(UNAUDITED)

                                                                                               BALANCE
                                                                                               BEFORE
                                                                    OTHER         EWING    JOINT VENTURE JOINT VENTURE  PRO FORMA
                                                    HISTORICAL   DISPOSITIONS  ACQUISITION  DISPOSITION   DISPOSITION    COMBINED
                                                    ----------   ------------  -----------  -----------   -----------    --------
                                                        (A)           (B)          (C)                        (D)
Assets:
    Real estate assets, net                          $ 964,476     ($ 15,904)    $147,692    $ 1,096,264    ($63,078)  $1,033,186
    Cash                                                 4,823          --           --            4,823      12,736       17,559
    Restricted cash                                      7,702        24,046         --           31,748      67,718       99,466
    Other assets                                        12,580           (15)       1,713         14,278         (71)      14,207
                                                     ---------     ---------     --------    -----------    --------   ----------
       Total assets                                  $ 989,581     $   8,127     $149,405    $ 1,147,113     $17,305   $1,164,418
                                                     =========     =========     ========    ===========    ========   ==========

Liabilities:
    Notes payable                                    $ 601,872                   $133,303    $   735,175     ($2,549)  $  732,626
    Other liabilities                                   41,005     ($    282)       4,734         45,457      (1,143)      44,314
                                                     ---------     ---------     --------    -----------    --------   ----------
       Total liabilities                               642,877          (282)     138,037        780,632      (3,692)     776,940

Minority interest of unitholders
    in Operating Partnership (E)                        49,746         1,221        2,600         53,567       3,048       56,615

Shareholders' equity:
    Common stock (E)                                       254          --              5            259        --            259
    Additional paid-in capital (E)                     399,781          --          8,763        408,544        --        408,544
    Dividends in excess of accumulated earnings        (99,721)        7,188         --          (92,533)     17,949      (74,584)
    Unamortized restricted stock compensation             (836)         --           --             (836)       --           (836)
                                                     ---------     ---------     --------    -----------    --------   ----------
                                                       299,478         7,188        8,768        315,434      17,949      333,383
    Less employee receivable                            (2,520)         --           --           (2,520)       --         (2,520)
                                                     ---------     ---------     --------    -----------    --------   ----------
       Total stockholders equity                       296,958         7,188        8,768        312,914      17,949      330,863
                                                     ---------     ---------     --------    -----------    --------   ----------

       Total liabilities and stockholders' equity    $ 989,581     $   8,127     $149,405    $ 1,147,113     $17,305   $1,164,418
                                                     =========     =========     ========    ===========    ========   ==========

SUMMIT PROPERTIES INC.
NOTES TO PRO FORMA CONDENSED COMBINED BALANCE SHEET
SEPTEMBER 30, 1998
(UNAUDITED)


ADJUSTMENTS:

A.      Reflects the Summit Properties Inc. Consolidated Balance Sheet as of
        September 30, 1998.

B.      Reflects the sale of Summit Springs and Summit Old Town on October 23,
        1998 and November 12, 1998 respectively. The sales are summarized as follows:

        Net sales proceeds after disposition costs                             $ 24,046
        Net book value of assets sold                                           (15,904)
        Cost of other assets sold                                                   (15)
        Liabilities assumed by buyer                                                282
                                                                               --------
        Gain on sale                                                           $  8,409
                                                                               ========

        Proceeds were put in escrow in accordance with Internal Revenue Service like-kind exchange rules. Accordingly, proceeds are classified as restricted cash.

C. Reflects the Ewing Acquisition which occurred on November 4, 1998. The acquisition is summarized as follows:

        Loan escrow acquired                                                               $   1,713
        Mortgage notes payable assumed                                          ($79,852)
        Borrowings on the Company's unsecured credit facility                    (50,575)
        Adjustment to mortgage notes assumed to reflect estimated fair value      (2,876)   (133,303)
                                                                                --------
        Other net liabilities assumed                                                         (4,734)
        Issuance of Shares to seller (489,622)                                                (8,768)
        Issuance of Units to seller (141,921)                                                 (2,600)
                                                                                           =========
        Purchase price including acquisition costs                                         ($147,692)
                                                                                           =========

D. Reflects the Joint Venture Disposition. The sale of five communities and the concurrent contribution of an additional two communities into a new entity, in which the Company has a 25% ownership interest, is summarized below:

        Sale of Assets
        --------------
        Net sales proceeds after disposition costs                               $88,625
        Net book value of assets sold                                            (63,078)
        Cost of other assets sold                                                   (356)
        Liabilities assumed by buyer                                               1,143
                                                                                 -------
        Gross gain on sale                                                        26,334
        Company's retained interest (25%)                                         (6,584)
        Cash received in excess of remaining basis                                 1,247
                                                                                 -------
        Gain on sale                                                             $20,997
                                                                                 =======

        Formation of Joint Venture
        --------------------------
                                                                                 Investment               Restricted
                                                                                    in JV        Cash        Cash
                                                                                 ----------    -------    ----------
        Investment in joint venture                                                $ 5,337     ($5,337)
        Company's retained interest (25%)                                           (6,584)         -
        Cash received in excess of remaining basis                                   1,247          -
        Proceeds                                                                        -       20,622      $68,003
        Restricted cash transferred to joint venture                                                           (285)
        Payoff of mortgage in conjunction with sale                                     -       (2,549)          -
                                                                                   =======     =======      =======
                                                                                   $    -      $12,736      $67,718
                                                                                   =======     =======      =======

E. Units of the Operating Partnership can be exchanged for cash or, at the option of the Company, for shares of Common Stock on a one-for-one basis. The 14.52% minority interest (4,400,113 Units of 30,310,581 shares of Common Stock and Units) is based upon pro forma shares and Units outstanding as of September 30, 1998.

                             SUMMIT PROPERTIES INC.
                  BASIS OF PRESENTATION TO PRO FORMA CONDENSED
                         COMBINED STATEMENTS OF EARNINGS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND
                        THE YEAR ENDED DECEMBER 31, 1997




The Pro Forma Condensed Combined Statements of Earnings for the nine months ended September 30, 1998 and the year ended December 31, 1997 are presented as if the following transactions had occurred on January 1, 1997:

        (i) The sale of five communities to Hollow Creek LLC (which were concurrently contributed by Hollow Creek LLC to Station Hill
                LLC) and the concurrent contribution of two communities to Station Hill LLC, in which the Company maintains a 25% ownership interest (the "Joint Venture Disposition").

        (ii) The acquisition of Ewing Industries, as further described in the Basis of Presentation to the Pro Forma Combined Condensed Balance Sheet. Adjustments related to the Contingent Property are not included in the pro forma statements as it was in construction in 1997 and a portion of 1998 and its operations are not material to the Pro Forma Condensed Combined Statements of Earnings. In addition, the Company has a cash flow management contract with a surviving affiliate of Ewing Industries to manage such property until the property reaches stabilization. In consideration for managing the property, such affiliates retain all net cash flows for the property. Certain of the properties acquired in the Ewing Acquisition were in lease up in 1998 and/or 1997. The operations of such lease-up properties are not reflective of fully stabilized properties.

        (iii) The sale of Summit Old Town, Summit Springs, Summit Providence and Summit Charleston on November 12, 1998, October 23, 1998, May 18, 1998 and May 14, 1997, respectively.

        (iv) The purchase of Summit Lenox on July 8, 1998. The purchase of Summit Club at Dunwoody and Summit St. Clair on May 22, 1998 and March 1, 1998, respectively, are shown as if they were acquired on January 1, 1998. These two properties were under construction during 1997 and would not have had a material effect on 1997 operations.

        (v) The purchase of Summit Fair Oaks, Summit Windsor II, Summit Sand Lake and Summit Portofino ("1997 Acquisitions") on December 31, 1997, July 18, 1997, February 20, 1997 and January 6, 1997,
                respectively.

The Pro Forma Condensed Combined Statements of Earnings give effect to the Ewing Acquisitions under the purchase method of accounting in accordance with Accounting Principles Board Opinion No. 16. In the opinion of management, all significant adjustments necessary to reflect the effects of these transactions have been made.

The Pro Forma Condensed Combined Statements of Earnings are presented for comparative purposes only and are not necessarily indicative of what the actual combined results of the above transactions and the Company for the nine months ended September 30, 1998, and the year ended December 31, 1997 would be, nor do they purport to be indicative of the results of operations in future periods. The Pro Forma Condensed Combined Statements of Earnings should be read in conjunction with, and are qualified in their entirety by, the historical financial statements and notes thereto of the Company as included in the Form 10-K for the year ended December 31, 1997 and the Company's Form 10-Q for the nine months ended September 30, 1998.

SUMMIT PROPERTIES INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 1998
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

                                                                                              BALANCE
                                                                                              BEFORE
                                                      OTHER         OTHER         EWING    JOINT VENTURE  JOINT VENTURE   PRO FORMA
                                       HISTORICAL  ACQUISITIONS  DISPOSITIONS  ACQUISITION  DISPOSITION    DISPOSITION     COMBINED
                                       ----------  ------------  ------------  -----------  -----------    -----------     --------
                                             (A)         (B)        (C)           (D)                         (E)
Revenues:
    Rental                               $  99,047    $ 4,006     ($3,974)      $ 12,399     $ 111,478     ($8,475)       $ 103,003
    Other property income                    5,733        162        (221)           590         6,264        (399)           5,865
    Interest and other                       1,286       --          --             --           1,286        --              1,286
                                         ---------    -------     -------       --------     ---------     -------        ---------
       Total revenues                      106,066      4,168      (4,195)        12,989       119,028      (8,874)         110,154
                                         ---------    -------     -------       --------     ---------     -------        ---------

Expenses:
    Property operating and maintenance      26,948      1,485      (1,283)         3,345        30,495      (2,434)          28,061
    Real estate taxes and insurance         10,251        316        (392)         2,227        12,402        (798)          11,604
    Depreciation                            20,774        885        (696)         3,068        24,031      (1,869)          22,162
    Interest                                23,351      2,178      (1,878)         7,166        30,817      (4,289)(F)       26,528
    General and administrative expenses      2,726       --          --             --           2,726        --              2,726
    Loss on equity investments                  95       --          --             --              95          27 (G)          122
                                         ---------    -------     -------       --------     ---------     -------        ---------
       Total expenses                       84,145      4,864      (4,249)        15,806       100,566      (9,363)          91,203
                                         ---------    -------     -------       --------     ---------     -------        ---------
Income before gain on sale of
    real estate assets, minority
    interest of unitholders
    in Operating Partnership
    and extraordinary item                  21,921       (696)         54         (2,817)       18,462         489           18,951
Gain on sale of real estate assets           8,731       --        (8,731)          --            --          --               --
Minority interest of unitholders in
    Operating Partnership                   (4,439)       101       1,257            321        (2,760)        (73)(H)       (2,833)
                                         ---------    -------     -------       --------     ---------     -------        ---------
Income before extraordinary item         $  26,213    ($  595)    ($7,420)      ($ 2,496)    $  15,702     $   416        $  16,118
                                         =========    =======     =======       ========     =========     =======        =========

Per share data:
    Income before extraordinary
       items -basic and diluted (I)          $1.06                                                                            $0.64
                                        ==========                                                                       ==========
    Weighted average shares - basic     24,635,658                                                                       25,125,280
                                        ==========                                                                       ==========
    Weighted average shares - diluted   24,652,423                                                                       25,142,045
                                        ==========                                                                       ==========

SUMMIT PROPERTIES INC.
NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 1998
(UNAUDITED)


ADJUSTMENTS:

A. Reflects the Summit Properties Inc. Consolidated Statement of Earnings for the nine months ended September 30, 1998.

B. Reflects the operations of Summit St. Clair acquired effective March 1,1998, Summit Club at Dunwoody acquired May 22, 1998 and Summit Lenox acquired July 8, 1998, from January 1, 1998 to date of acquisition.

C. Reflects the operations of Summit Providence sold on May 18, 1998 from January 1, 1998 to date of sale. Reflects Summit Springs and Summit Old Town sold on October 23, 1998 and on November 12, 1998, respectively, from January 1, 1998 to September 30, 1998. In addition, the gain on sale of real estate assets has been eliminated for pro forma presentation.

D. Reflects the operations of the communities acquired in the Ewing Acquisition for the nine months ended September 30, 1998. Pro forma effects of the Contingent Property have not been included in the Pro Forma Condensed Combined Statement of Earnings as such property was substantially under construction for the period presented and, therefore, its effect on pro forma earnings is not significant.

E. Reflects the operations for the nine months ended September 30, 1998 of the Joint Venture Disposition properties. Does not include the gain on sale of real estate assets related to the Joint Venture Disposition.

F. Reflects the saving in interest costs of $4.1 million from using the net proceeds of the sale to reduce the Company's credit facility outstanding balance at the weighted average interest rate for the nine months ended September 30, 1998 of 6.73%. In addition, reflects savings in interest expense of mortgage notes that did not transfer to the joint venture of $195,000.

G. Reflects the Company's equity loss in the joint venture for the nine months ended September 30, 1998. The joint venture operations include depreciation calculated based upon the joint ventures basis in the assets. In addition, the mortgage note issued by the joint venture is assumed to be outstanding for the nine months ended September 30, 1998.

H. Based upon 14.95% minority interest (4,417,770 Units weighted average of the 29,543,050 Shares and Units weighted average) for the nine months ended September 30, 1998 at an interest rate of 6.70%.

I. Based upon 25,125,280 and 25,142,045 basic and diluted weighted average Shares issued and outstanding, respectively.

SUMMIT PROPERTIES INC.
PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
YEAR ENDED DECEMBER 31, 1997
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
(UNAUDITED)

                                                                                              BALANCE
                                                                                              BEFORE
                                                      OTHER         OTHER         EWING    JOINT VENTURE  JOINT VENTURE   PRO FORMA
                                       HISTORICAL  ACQUISITIONS  DISPOSITIONS  ACQUISITION  DISPOSITION    DISPOSITION     COMBINED
                                       ----------  ------------  ------------  -----------  -----------    -----------     --------
                                            (A)         (B)          (C)          (D)                       (E)
Revenues:
    Rental                              $ 109,827     $  8,517     ($7,084)    $ 14,322     $ 125,582     ($11,122)       $ 114,460
    Other property income                   6,179          364        (409)         690         6,824         (438)           6,386
    Interest and other                        671         --          --           --             671         --                671
                                        ---------     --------     -------     --------     ---------     --------        ---------
       Total revenues                     116,677        8,881      (7,493)      15,012       133,077      (11,560)         121,517
                                        ---------     --------     -------     --------     ---------     --------        ---------

Expenses:
    Property operating and maintenance     31,311        3,160      (2,282)       4,058        36,247       (3,133)          33,114
    Real estate taxes and insurance        10,721          755        (758)       2,590        13,308         (874)          12,434
    Depreciation                           22,652        1,934      (1,404)       3,504        26,686       (2,437)          24,249
    Interest                               21,959        4,560      (3,725)       8,234        31,028       (5,820)(F)       25,208
    General and administrative expenses     2,740         --          --           --           2,740         --              2,740
    (Income) loss on equity investments      (274)        --          --           --            (274)          26 (G)         (248)
                                        ---------     --------     -------     --------     ---------     --------        ---------
       Total expenses                      89,109       10,409      (8,169)      18,386       109,735      (12,238)          97,497
                                        ---------     --------     -------     --------     ---------     --------        ---------
Income before gain on sale of
    real estate assets, minority
    interest of unitholders in
    Operating Partnership                  27,568       (1,528)        676       (3,374)       23,342          678           24,020
Gain on sale of real estate assets          4,366         --        (4,366)        --            --           --               --
Minority interest of unitholders in                                                              --
    Operating Partnership                  (4,818)         231         557          456        (3,574)        (103)(H)       (3,677)
                                        ---------     --------     -------     --------     ---------     --------        ---------
Net income                              $  27,116     ($ 1,297)    ($3,133)    ($ 2,918)    $  19,768      $   575        $  20,343
                                        =========     ========     =======     ========     =========     ========        =========

Per share data:
    Net income - basic and diluted (I)      $1.17                                                                             $0.86
                                       ==========                                                                        ==========
    Weighted average shares - basic    23,145,881                                                                        23,675,463
                                       ==========                                                                        ==========
    Weighted average shares - diluted  23,182,302                                                                        23,711,884
                                       ==========                                                                        ==========

SUMMIT PROPERTIES INC.
NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF EARNINGS
YEAR ENDED DECEMBER 31, 1997
(UNAUDITED)


ADJUSTMENTS:

A. Reflects the Summit Properties Inc. Consolidated Statement of Earnings for the year ended December 31, 1997.

B. Reflects the operations of the 1997 Acquisitions from January 1, 1997 to date of acquisition. In addition, reflects the operations of Summit Lenox, acquired July 8, 1998 for the year ended December 31, 1997. Does not reflect the operations of Summit St. Clair and Summit Club at Dunwoody acquired in 1998 as the properties were in construction in 1997 and their operations for the year ended December 31, 1997 were not significant.

C. Reflects the operations for the year ended December 31, 1997 of Summit Providence sold on May 18, 1998, Summit Springs sold on October 23, 1998 and Summit Old Town sold on November 12, 1998. Also reflects the operations of Summit Charleston from January 1, 1997 to date of sale on May 14, 1997. In addition, the gain on sale of real estate assets has been eliminated for pro forma presentation.

D. Reflects the operations of the communities acquired in the Ewing Acquisition for the year ended December 31,1997. Pro forma effects of the Contingent Property have not been included in the Pro Forma Condensed Combined Statement of Earnings as such property was substantially under construction for the period presented and, therefore, its effect on pro forma earnings is not significant.

E. Reflects the operations for the nine months ended September 30, 1998 of the Joint Venture Disposition properties. Does not include the gain on sale of real estate assets related to the Joint Venture Disposition.

F. Reflects the saving in interest costs of $5.4 million from using the net proceeds of the sale to reduce the Company's credit facility outstanding balance at the weighted average interest rate for the year ended December 31, 1997 of 6.73%. In addition, reflects savings in interest expense on mortgage notes that did not transfer to the joint venture of $386,000.

G. Reflects the Company's equity loss in the joint venture for the year ended December 31, 1997. The joint venture operations include depreciation calculated based upon the joint ventures basis in the assets. In addition, the mortgage note issued by the joint venture is assumed to be outstanding for the year ended December 31, 1997 at an interest rate of 6.70%.

H. Based upon 15.31% minority interest (4,280,690 Units weighted average of the 27,956,153 Shares and Units weighted average) for the year ended December 31, 1997.

I. Based upon 23,675,463 and 23,711,884 basic and diluted weighted average Shares issued and outstanding, respectively.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SUMMIT PROPERTIES INC.


Date:  December 18, 1998            By: /s/  William F. Paulsen
                                        ---------------------------
                                        William F. Paulsen
                                        Chief Executive Officer

                                  EXHIBIT INDEX


2.1 Real Estate Sale Agreement dated November 20, 1998 Between Summit Properties Partnership, L.P. and Hollow Creek, L.L.C. (Incorporated by reference to Exhibit 2.1 of Summit Properties Partnership, L.P.'s Current Report on Form 8-K filed on December 18, 1998, File No. 0-22411)

10.1 Operating Agreement dated November 20, 1998 Between Summit Properties Partnership, L.P., Hollow Creek, L.L.C. and Station Hill L.L.C. (Incorporated by reference to Exhibit 10.1 of Summit Properties Partnership, L.P.'s Current Report on Form 8-K filed on December 18, 1998, File No. 0-22411)